Income Taxes	11 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

The Company’s income (loss) before provision (benefit) for income taxes for the period ended December 31, 2022 was generated in the following jurisdictions:

January 25, 2022 (Inception) to December 31, 2022
Domestic	$(6,714,329)
Foreign	—
Loss before income taxes	$(6,714,329)

The Company’s provision is $0, which is primarily driven by the federal and state statutory income tax rates on current year losses, offset by the Company’s full valuation allowance.

The components of income tax expense (benefit) were as follows:

January 25, 2022 (Inception) to December 31, 2022
Current
Federal	$—
State	—
Foreign	—
Total current provision	—
Deferred:
Federal	—
State	—
Foreign	—
Total deferred provision	—
Provision for income taxes	$—

A reconciliation of income tax expense to the amount computed by applying the statutory federal income tax rate to the loss from operations is summarized for the period ended December 31, 2022, as follows:

January 25, 2022 (Inception) to December 31, 2022
Tax benefit at statutory tax rate	$(1,410,009)
State benefit, net of federal benefit	(263,978)
Permanent differences	8,910
Equity-based compensation	125,248
Derivatives	1,003,603
Increase in valuation allowance	536,226
$—

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2022 are shown below. The Company has established a full valuation allowance against net deferred tax assets due to the uncertainty that such assets will be realized. The Company periodically evaluates the recoverability of its deferred tax assets. At such time as it is determined that it is more likely than not that the deferred tax asset will be realized, the valuation allowance will be reduced. The increase in the valuation allowances of $479,000 for the period from January 25, 2022 (inception) to December 31, 2022 was primarily due to the Company’s net operating losses and basis differences in intangible assets generated during the current year.

The components of deferred tax assets and liabilities consisted of the following at December 31, 2022:

December 31, 2022
Deferred tax assets:
Net operating loss carry forwards	$298,000
Equity-based compensation	44,000
Capitalized research costs	55,000
Accruals and other temporary differences	135,000
Total deferred tax assets	532,000
Convertible debt	(53,000)
Valuation allowance for deferred tax assets	(479,000)
Net deferred tax asset	$—

As of December 31, 2022, the Company has net operating loss carryforwards of approximately $1.2 million and $1.2 million available to reduce future taxable income, if any, for federal and state income tax purposes, respectively. The Company’s US federal and state net operating loss carryovers can be carried forward indefinitely, but the deduction related to these net operating losses is limited to 80% of taxable income when utilized in future years.

The utilization of net operating loss carryforwards and tax credit carryovers could be subject to annual limitations under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state tax provisions, due to ownership change limitations that may have occurred previously or that could occur in the future. These ownership changes limit the amount of net operating loss carryforwards and other deferred tax assets that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company has not conducted an analysis of an ownership change under section 382. To the extent that a study is completed and an ownership change is deemed to occur, the Company’s net operating losses and tax credits could be limited.

The Company applies the two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained upon audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount, which is more than 50% likely of being realized upon ultimate settlement. Income tax positions must meet a more likely than not recognition threshold to be recognized under ASC 740 upon initial measurement and in subsequent periods. ASC 740-10 also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

At December 31, 2022, the Company did not have any significant uncertain tax positions. The Company will recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2022, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s statement of operations and comprehensive loss. The Company does not anticipate a material change to unrecognized tax benefits in the next twelve months.

All of the Company’s tax years will remain open for examination by the federal and state taxing authorities to the extent that the Company’s tax attributes are utilized in future years to offset income or income taxes.